Transfer of Financial Assets	12 Months Ended
Dec. 31, 2018
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Transfer of Financial Assets

NOTE 50. TRANSFER OF FINANCIAL ASSETS

All transfers of financial assets qualify for derecognition of financial assets in their entirety.

In derecognizing a financial asset, the difference between the carrying amount and the amount received as consideration is charged to income.

The Group mainly makes non-recourse portfolio sales. The loan portfolio sold, net of allowances, amounted to: $561,812 as of December 31, 2018, $480,021 as of December 31, 2017 and $226,798 as of January 1, 2017; whereas cash flows received from such transactions amounted to: $138,510 as of December 31, 2018, $45,987 as of December 31, 2017 and $166,454 as of January 1, 2017.